Exhibit 32.2

CERTIFICATION

I, John J. Corkrean, in connection with this Amendment No. 1 on Form 10-K/A of H.B. Fuller Company for the fiscal year ended November 28, 2020 (the “Report”), hereby certify that:

(a)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(b)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of H.B. Fuller Company.

Date: June 29, 2021

/s/ John J. Corkrean

John J. Corkrean

Executive Vice President, Chief Financial Officer